Preliminary Structural and Collateral Term Sheet

$1,151,000,000 (approximate) of Senior Certificates

J.P. Morgan Mortgage Trust 2005-S3

Mortgage Pass-Through Certificates, Series 2005-S3

Features of the Transaction	Preliminary Mortgage Pool(s) Data – 30 Year Jumbo					12/20/2005
		Pool 1	Pool 1	Pool 1	Pool 1	Pool 1
- Offering consists of approximately 1,151mm of Senior Certificates. expected to be rated AAA by at least 2 of the Rating Agencies; S&P, Moody's, Fitch, DBRS		Aggregate	SubGroup1	SubGroup2	SubGroup3	SubGroup4
	Collateral Type	30Yr	5.5% Pass-Thru	5.75% Pass-Thru	6.0% Pass-Thru	6.5% Pass-Thru
- The Amount of Senior Certificates is approximate and may vary.	Outstanding Principal Balance	812,902,935	275,746,359	251,273,400	206,909,382	75,879,897
- Multiple groups of Mortgage Loans will collateralize the transaction.	Number of Mortgage Loans	1382
- There are approximately 2 Pools of Senior Certificates, Pools 1 & 2 consists of 4 SubGroups each which may vary.	Average Original Balance	590,324	578,290	596,154	606,804	593,465
	Weighted Average Gross Coupon	6.031%	5.735%	5.974%	6.291%	6.613%
	Weighted Average Maturity	357	356	356	358	358
	Weighted Average Seasoning	2	3	2	2	2
	Weighted Average Loan-to-Value	70%	68%	71%	72%	75%
	Weighted Average FICO Score	735	746	737	725	716
	Geographic Distribution	A(38%),NY(16%)	CA(36%),NY(12%)	CA(38%),NY(16%)	CA(42%),NY(20%)	CA(39%),NY(22%)
	Owner Occupied	95%	95%	95%	96%	98%
	Purpose-Cash Out	35%	34%	33%	41%	34%
	Interest Only	23%	10%	19%	35%	50%
	Primary Servicer	Chase Mortgage(92%)
	Other Servicers	US Central(6%), Harris(2%)

Key Terms	Preliminary Mortgage Pool(s) Data – 30 Year Jumbo
Issuer : J.P. Morgan Mortgage Trust		Pool 2	Pool 2	Pool 2	Pool 2
Underwriter : J.P.Morgan Securities, Inc.		Aggregate	SubGroup1	SubGroup2	SubGroup3
Depositor : J.P. Morgan Acceptance Corp. I	Collateral Type	15Yr	5.0% Pass-Thru	5.5.% Pass-Thru	6.0% Pass-Thru
Master Servicer: Wells Fargo	Outstanding Principal Balance	338,428,774	112,621,261	191,544,491	32,738,150
Trustee: Wachovia Bank	Number of Mortgage Loans	583
Type of Issuance: Public	Average Original Balance	588,153	611,291	589,710	561,738
Servicer Advancing: Yes, Subject to Recoverability.	Weighted Average Gross Coupon	5.592%	5.372%	5.652%	5.972%
Compensating Interest: Paid, But Capped.	Weighted Average Maturity	176	176	176	175
Clean-Up Call / Optional Termination: 5% clean-up call (aggregate portfolio)	Weighted Average Seasoning	2	2	2	2
Legal Investment: The Senior Certificates are	Weighted Average Loan-to-Value	66%	64%	66%	67%
SMEEA Eligible at Settlement.	Weighted Average FICO Score	747	752	746	738
ERISA Eligible: The Senior Certificates are	Geographic Distribution	CA(23%),FL(7%)	CA(22%),TX(7%)	CA(22%),IL(6%)	CA(31%),FL(12%)
ERISA eligible subject to limitations set	Owner Occupied	86%	87%	87%	80%
forth in the final prospectus supplement.	Purpose-Cash Out	35%	34%	35%	35%
Tax Treatment: REMIC	Interest Only	0%	0%	0%	0%
Structure: Senior/Subordinate w/ Shifting Interest	Primary Servicer	Countrywide Home Loans(79%)
and Subordinate Certificate Prepayment Lockout	Other Servicers	Cendant Mortgage(10%),National Ci
Expected AAA Subordination: 3.50% +/- .50%
Rating Agencies: At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration: Senior Certificates - DTC

Time Table (approximate)		JPMSI Whole Loan Trading Desk
Expected Settlement Cut-Off Date First Distribution Date Distribution Date	12/30/05 12/1/05 1/25/06 25th or Next Business Day	John Horner Dan Lonski Ruslan Margolin Marc Simpson	212-834-2499

JP Morgan Securities Inc.			Deal Summary Report						jpmmt05s3fs
			Assumptions					Collateral
Settlement	30-Dec-2005	Prepay		275 PSA				Balance		WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Jan-2006	Default		0 CDR				$1,285,474,309.22		5.868	290	2	5.505035
		Recovery	0	months
		Severity		0%
Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
AP	3,401,307.81	0.000000	01/06 - 10/35	5.760157					01-Dec-05				CPT
AX	655,814.32	6.000000	01/06 - 11/35	6.006733					01-Dec-05				CPT_IO
1A13	28,000,000.00	5.500000	01/11 - 10/35	11.344235					01-Dec-05				FIX
1A14	28,000,000.00	5.500000	01/11 - 10/35	11.016820					01-Dec-05				FIX
1A15	50,000,000.00	5.500000	01/06 - 04/11	2.772003					01-Dec-05				FIX
1A16	7,489,000.00	5.500000	04/11 - 10/12	5.990006					01-Dec-05				FIX
1A17	10,741,675.00	5.500000	10/12 - 10/35	10.611682					01-Dec-05				FIX
1A18	40,800,000.00	5.500000	08/08 - 06/10	3.495916					01-Dec-05				FIX
1A19	30,200,000.00	5.500000	06/10 - 11/12	5.498998					01-Dec-05				FIX
1A20	21,594,000.00	5.500000	11/12 - 10/35	10.757181					01-Dec-05				FIX
1A21	46,019,100.00	5.500000	01/06 - 06/08	1.510723					01-Dec-05				FIX
1A22	3,840,275.00	5.500000	06/08 - 08/08	2.551223					01-Dec-05				FIX
1A2	124,409,900.00	5.750000	01/06 - 04/15	4.785454					01-Dec-05				FIX
1A3	45,471,300.00	5.750000	04/15 - 09/35	13.811716					01-Dec-05				FIX
1A4	6,546,000.00	5.750000	01/06 - 08/11	3.554917					01-Dec-05				FIX
1A5	59,389,316.00	5.750000	01/06 - 06/10	2.400605					01-Dec-05				FIX

1A6	6,986,727.00	6.000000	06/10 - 05/11	4.900580	01-Dec-05	FIX
1A7	303,771.00	0.000000	06/10 - 05/11	4.900580	01-Dec-05	FIX
AR	100.00	6.000000	01/06 - 01/06	0.069444	01-Dec-05	FIX
1A9	20,000,000.00	6.000000	01/11 - 11/35	11.445027	01-Dec-05	FIX
1A10	139,299,800.00	6.000000	01/06 - 10/13	3.568514	01-Dec-05	FIX
1A11	34,378,900.00	6.000000	10/13 - 11/35	12.383919	01-Dec-05	FIX
1A12	6,506,027.00	6.000000	01/06 - 11/35	5.946650	01-Dec-05	FIX
1A1	71,027,800.00	6.500000	01/06 - 11/35	6.057884	01-Dec-05	FIX
1A8	2,386,000.00	6.500000	01/06 - 11/35	6.057884	01-Dec-05	FIX
2A1	108,951,078.00	5.000000	01/06 - 11/20	4.516098	01-Dec-05	FIX
2A2	185,319,295.00	5.500000	01/06 - 10/20	4.518371	01-Dec-05	FIX
2A3	32,852,052.00	6.000000	01/06 - 11/20	4.525613	01-Dec-05	FIX
B1	16,694,300.00	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
B2	8,059,300.00	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
B3	3,454,000.00	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
B4	4,029,600.00	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
B5	2,878,300.00	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
B6	2,302,784.57	5.676028	01/06 - 11/35	9.806927	01-Dec-05	WAC
3A1	63,721,900.00	5.328747	01/06 - 07/09	1.908552	01-Dec-05	WAC
3A2	34,334,600.00	5.328747	07/09 - 02/12	4.722785	01-Dec-05	WAC
3A3	34,543,460.00	5.328747	02/12 - 09/20	9.038685	01-Dec-05	WAC
3B1	670,713.00	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC
3B2	268,285.00	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC
3B3	201,213.00	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC
3B4	134,142.00	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC

3B5	134,142.00	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC
3B6	134,145.83	5.328747	01/06 - 09/20	7.316112	01-Dec-05	WAC
Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR			Swap Curve 1YR 2YR 3YR 4YR 5YR 6YR 7YR 8YR 9YR 10YR 15YR
Yld 4.322 4.376 4.362 4.370 4.448 4.646			4.754 4.853 4.860 4.886 4.912 4.933 4.951 4.972 4.990 5.011 5.115

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGA on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attach materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.